Exhibit 10.14
DEBT REPAYMENT AND SET-OFF AGREEMENT

This DEBT REPAYMENT AND SET-OFF AGREEMENT (this “Agreement”), dated and effective as of November 28, 2008, is entered into by and among (i) NIVS IntelliMedia Technology Group, Inc., a Delaware corporation (“NIVS USA”), Niveous Holding Company Limited, a British Virgin Islands corporation (“NIVS BVI”), NIVS (HZ) Audio & Video Tech Company Limited (“NIVS PRC”), NIVS International (H.K.) Limited (“NIVS HK”), and NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch (“NIVS Shenzhen”); (ii) Tianfu Li, NIVS USA’s Chief Executive Officer and Chairman of the Board, an individual residing in the People’s Republic of China (“PRC”) and holder of PRC identity card no. 440106196907021831; and (iii) each of NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (collectively, the “Related Companies”). For purposes of this Agreement, all currency amounts have been converted into US Dollars.

RECITALS

WHEREAS, NIVS USA, NIVS BVI, and all of the shareholders of NIVS BVI (the “Shareholders”) completed a share exchange transaction (the “Share Exchange”) in accordance with that certain share exchange agreement dated June 27, 2008, as amended on July 25, 2008 (the “Share Exchange Agreement”), pursuant to which NIVS USA became the direct and/or indirect parent of each of NIVS BVI, NIVS PRC, NIVS HK, and NIVS Shenzhen (the “Subsidiaries”);

WHEREAS, NIVS USA and the Subsidiaries (collectively, the “NIVS Group”) became subject to certain U.S. federal securities laws upon the closing of the Share Exchange, including, but not limited to, the Sarbanes-Oxely Act of 2002;

WHEREAS, the Related Companies are owned and/or controlled by Mr. Li, except for Korea Hyundai Light & Electric (Int’l) Holding which is owned by Ms. Jin Xiang Ying;

WHEREAS, the NIVS Group, from time to time, has entered into loan transactions with Mr. Li and the Related Companies pursuant to which the NIVS Group borrowed funds from Mr. Li and the NIVS Group lent funds to the Related Companies (the “Loan Transactions”);

WHEREAS, the loans involved in the Loan Transactions were unsecured with no fixed repayment date;

WHEREAS, as of the date of this Agreement, the NIVS Group has outstanding loan amounts of US$9,133,637 owed to Mr. Li (the “Li Debt”) and US$568,063 owed to NIVS Investment (SZ) Co., Ltd. (the “NIVS Investment Debt”), and Mr. Li, through the Related Companies, has an aggregate outstanding loan amount of US$1,878,101 owed to the NIVS Group (the “Related Companies’ Debt”), in such amounts and between such parities as set forth in Appendix A;

WHEREAS, the parties to this Agreement desire to have the Related Companies’ Debt repaid in full and/or set off in full against the NIVS Investment Debt, in totality, and the Li Debt, partially, such that, after giving effect to the transactions contemplated by this Agreement, the Related Companies’ Debt will no longer be outstanding, the NIVS Investment Debt will be reduced to zero, and neither Mr. Li nor any of the Related Companies will owe to the NIVS Group any loan amount; and

WHEREAS, the parties to this Agreement desire to acknowledge that, at any time after this Agreement, no loan, extension of credit in the form of a loan, or similar arrangement will be made by the NIVS Group to Mr. Li, any other executive officer or director, or any related family member, of the NIVS Group, or any entity owned or controlled by such persons, including the Related Companies, in the future.

NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

AGREEMENT

1.    Debt Repayment and Set-Off.

a. Mr. Li and the Related Companies hereby repay and set off the Related Companies’ Debt in full, as set forth in Appendix A, such that the Related Companies’ Debt is hereby fully repaid and extinguished in its entirety and neither Mr. Li nor any of the Related Companies owes any outstanding loan amount to the NIVS Group. The NIVS Group hereby agrees and acknowledges the foregoing repayment and set-off.

b. The NIVS Group hereby sets off an aggregate amount of US$1,878,101 (the “Repayment Amount”) of the NIVS Investment Debt, in totality, and the Li Debt, partially, as set forth in Appendix A, such that the Li Debt remaining after deducting the Repayment Amount is equal to an aggregate amount of US$7,823,599 (the “Remaining Debt”). The Repayment Amount is hereby fully repaid and extinguished in its entirety, and the NIVS Group does not owe any loan amount to Mr. Li or any of the Related Companies other than the Remaining Debt. Mr. Li and the Related Companies hereby agree and acknowledge the foregoing set-off.

2.    Acknowledgement of No Remaining Debt Obligation to the NIVS Group. The parties to this Agreement hereby acknowledge that after the transactions contemplated by this Agreement (i) neither Mr. Li nor any other executive officer or director, or any related family member, of NIVS USA owes, either directly or indirectly, the NIVS Group any amount of debt obligation, (ii) no entity owned or controlled by Mr. Li, including the Related Companies, owes to the NIVS Group any amount of funds or debt obligation, either directly or indirectly, (iii) no amount of credit remains extended or maintained in the form of a loan from the NIVS Group to Mr. Li, any other executive officer or director, or any related family member, of the NIVS Group, or any entity owned or controlled by such persons, including the Related Companies, (iv) any amount of funds or debt obligation previously owed to the NIVS Group prior to the date of this Agreement, either directly or indirectly, by Mr. Li, any other executive officer or director, or any related family member, of the NIVS Group, or any entity owned or controlled by Mr. Li, including the Related Companies, has been repaid to the NIVS Group in full, and (v) at any time after this Agreement, no loan, extension of credit in the form of a loan, or similar arrangement will be made by the NIVS Group to Mr. Li, any other executive officer or director, or any related family member, of the NIVS Group, or any entity owned or controlled by such persons, including the Related Companies, in the future.

3.    Miscellaneous. This Agreement may be executed in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument. This Agreement may be executed and delivered by facsimile and will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The parties shall execute and deliver from time to time hereafter, upon written request, all such further documents and instruments and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of this Agreement.

4.    Governing Law. This Agreement and all actions arising out of or in connection with it shall be governed by and construed in accordance with the laws of the State of Delaware.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.

NIVS IntelliMedia Technology Group, Inc.

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

Niveous Holding Company Limited

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

NIVS (HZ) Audio & Video Tech Company Limited

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

NIVS International (H.K.) Limited

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

Tianfu Li

/s/ Tianfu Li
Tianfu Li

NIVS Investment (SZ) Co., Ltd.

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

Zhongkena Technology Development

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

Xentsan Technology (SZ) Co., Ltd.

By: /s/ Tianfu Li

Name: ________________________

Title: ________________________

Korea Hyundai Light & Electric (Int’l) Holding

By: /s/ [ILLEGIBLE]

Name: ________________________

Title: ________________________

NIVS Information & Technology (HZ) Co., Ltd.

By: /s/ [ILLEGIBLE]

Name: ________________________

Title: ________________________

Hyundai Light & Electric (HZ) Co., Ltd.

By: /s/ [ILLEGIBLE]

Name: ________________________

Title: ________________________

APPENDIX A

LOAN AND REPAYMENT INFORMATION

The Related Companies’ Debt (amount owed by Mr. Tianfu Li, through the Related Companies, to the NIVS Group) is as set forth below and is as repaid in such manner as set forth below (for purposes of this Agreement, all currency amounts have been converted into US Dollars):

Related Companies	Amounts owed by Related Company to the NIVS Group	Amounts Repaid	Method of Repayment	Remaining Amount Outstanding After Effect of this Agreement
NIVS Investment (SZ) Co., Ltd.	-	-	Set off against the NIVS Investment Debt, in totality, and the Li Debt, partially	$ -
Zhongkena Technology Development	$20,921	$20,921	Set off against the NIVS Investment Debt, in totality, and the Li Debt, partially	-
Xentsan Technology (SZ) Co., Ltd.	-	-	Set off against the NIVS Investment Debt, in totality, and the Li Debt, partially	-
Korea Hyundai Light & Electric (Int'l) Holding	1,849,865	1,849,865	Set off against the NIVS Investment Debt, in totality, and the Li Debt, partially	-
NIVS Information & Technology (HZ) Co., Ltd.	7,315	7,315	Set off against the NIVS Investment Debt, in totality, and the Li Debt, partially	-
Hyundai Light & Electric (HZ) Co., Ltd.	5,741,794	5,741,794	Repaid in Cash	-
Other Entities Affiliated with Mr. Li	-	-	n/a	-

Total amount owed by any Affiliated Party to NIVS Group after the effect of this Agreement				-

The NIVS Investment Debt (amount owed by the NIVS Group to NIVS Investment (SZ) Co., Ltd.) is US$568,063 and the Li Debt (amount owed by the NIVS Group to Mr. Tianfu Li) is US$9,133,637, and the NIVS Investment Debt, in totality, and the Li Debt, partially, are set off as set forth below, in addition to the table above (for purposes of this Agreement, all currency amounts have been converted into US Dollars):

A-1

The Li Debt			$9,133,637
The NIVS Investment Debt		$568,063
Total Amount of the Related Companies’ Debt Repaid via Set-Off Against the NIVS Investment Debt, in totality, and the Li Debt, partially (see table above)	$1,878,101
Amount of the Related Companies’ Debt Repaid via Set-Off Against the NIVS Investment Debt		$568,063
Total Remaining Amount of NIVS Investment Debt		0
Amount of the Related Companies’ Debt Repaid via Set-Off Against the Li Debt			$1,310,038
The NIVS Group’s Remaining Debt owed to Mr. Tianfu Li after the Effect of this Agreement			$7,823,599

A-2